TRADE ACCOUNTS RECEIVABLE (Schedule of Accounts Receivable and Allowance for Doubtful Accounts Per Balance Sheet) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
TRADE ACCOUNTS RECEIVABLE [Abstract]
Accounts receivable	$ 7,935	$ 7,053
Less - allowance for doubtful accounts	(1,097)	(1,004)
Accounts receivable, net	$ 6,838	$ 6,049